Exhibit 10.52

***CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS IN BRACKETS) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT 3 TO COLLABORATION AGREEMENT

This Amendment 3 to Collaboration Agreement (the “Amendment 3”) is dated as of September 17, 2018 (the “Amendment 3 Effective Date”) and amends that certain Collaboration Agreement between The University of Texas M.D. Anderson Cancer Center (“MD Anderson”) and Oncternal Therapeutics, Inc., formerly Tokalas, Inc. (“Oncternal”) effective as of December 15, 2014 (the “Agreement”), as amended by Amendment 1 effective as of January 24, 2016 (the “Amendment 1”) and by Amendment 2 effective as of May 1, 2016 (the “Amendment 2”). Oncternal and MD Anderson are sometimes referred to collectively herein as the “Parties” or individually as a “Party.”

Background

A.    The Agreement contemplates that MD Anderson and Oncternal will collaborate on certain research and clinical trials related to Oncternal’s proprietary drug, TK-216, as set forth in Exhibit A to the Agreement; and

B.    The Parties have concluded that it is in the best interests of each of them to amend the Agreement as set forth herein;

C.    Under Exhibit B to the Agreement, as amended by Amendment 1 and Amendment 2, the Slifka Foundation was to pay [***] for Stages 2-3 (as set forth on Exhibit A to the Agreement) combined (“Slifka Funding”).

D.    Slifka paid MD Anderson [***] per memo of May 13, 2016, and agreed to pay an additional [***] per memo of April 4, 2018 (“Slifka Funds Committed”).

E.    Slifka has declined to continue its payment of Slifka Funding beyond the Slifka Funds Committed, leaving a deficit of [***].

F.    Oncternal has agreed to pay MD Anderson the aforementioned [***].

Accordingly, the Parties are entering into this Amendment 3 to set forth their agreement on amendments to the Agreement.

1.    Background Section C. Background Section C of the Agreement is hereby deleted and replaced with the following:

C.    MD Anderson and Oncternal wish to conduct a research collaboration involving certain research including one (1) or more clinical studies of Oncternal’s proprietary drug TK-216 in Ewing’s Sarcoma and AML patients (the “Collaboration”).

2.    Funding. As of the Amendment 3 Effective Date, Exhibit B is amended in part as attached hereto and incorporated herein by reference.

3.    Incorporation; Conflicts; Capitalized Terms. In the event of any conflict between the provisions of this Amendment 3 and the Agreement, Amendment 1, and Amendment 2, this Amendment 3 shall prevail. Terms capitalized, but not defined, in this Amendment 3 or an Exhibit shall have the meaning ascribed to them in the Agreement.

4.    No Other Amendment. Except as expressly set forth in this Amendment 3, and in the Amendment 1 and the Amendment 2, there are no other modifications or amendments to the Agreement and the Agreement remains in full force and effect.

5.    Effective and Binding. Upon execution by the Parties, this Amendment 3 shall be effective and binding as of the Amendment 3 Effective Date.

[Signatures on Following Page]

ACCEPTED AND AGREED TO BY:

ONCTERNAL THERAPEUTICS, INC.	THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER

By: /s/ James Breitmeyer	By: /s/ Ben Melson

Name: James Breitmeyer	Name: Ben Melson

Title: CEO	Title: Sr. Vice President and Chief Financial Officer

Date: 9/21/18	Date: 9/18/18

Amended Exhibit B

Pursuant to Amendment 3 to Collaboration Agreement, as of the Amendment 3 Effective Date, Exhibit B to the Collaboration Agreement is amended in part as follows:

Funding

Program Payments

Stage 2: Stage 2 is a Phase 1 3+3 clinical study in Ewings Sarcoma. As of the Amendment 3 Effective Date, MD Anderson has enrolled and dosed 15 subjects for which it has received or will receive payment of [***] from the Slifka Foundation towards a total budget of [***] originally anticipated to be paid by the Slifka Foundation for Stage 2 and 3. In light of the Slifka Foundation’s decision to discontinue funding and the costs incurred by MD Anderson to date for which it has not been reimbursed, Oncternal will make the following payments to MD Anderson:

•	[***] promptly following the mutual execution of Amendment 3; and

•

[***] on that date that is six months from the Amendment 3 Effective Date provided that, within thirty (30) days of the Amendment 3 Effective Date, MD Anderson has submitted all case reports forms for its 15 enrolled subjects and fully responded, to the reasonable satisfaction of Oncternal, to all data queries.

Stage 3: Stage 3 is Phase 1b clinical study in two parts. Part 1 will enroll up to fifteen (15) subjects with Ewings Sarcoma and up to ten (10) subjects with AML. For Part 1, Oncternal will reimburse MD Anderson [***] for each enrolled Ewings Sarcoma subject and [***] for each enrolled AML subject up to ten (10) subjects. For each AML subject in Part 1 in excess of ten (10) subjects, Oncternal will reimburse MD Anderson, [***] per enrolled AML subject Part 2 will enroll up to fifteen additional subjects with Ewings Sarcoma (and no AML subjects). For Part 2, Oncternal will reimburse MD Anderson [***] for each enrolled Ewings Sarcoma subject. Payment for Part 2 subjects will be made [***] upon first dosing of each subject and [***] upon each subject’s completion of the study.

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